SUPPLEMENT DATED APRIL 30, 2012

TO PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

On April 2, 2012, shareholders approved the merger of the following AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (each an “Acquired Fund”) into the corresponding acquiring fund (each, an “Acquiring Fund”) after the close of business on April 27, 2012:

Acquired Fund	Acquiring Fund
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco V.I. Capital Appreciation Fund and Invesco V.I. Capital Development Fund are no longer available for investment and all references to the funds are hereby deleted from each of the prospectuses listed above.

Effective immediately, the Invesco Van Kampen V.I. Capital Growth Fund has changed its name to Invesco Van Kampen V.I. American Franchise Fund.

On or about July 15, 2012, Invesco Van Kampen V.I. Mid Cap Value Fund will change its name to Invesco Van Kampen V.I. American Value Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Protector, Accumulator 4/2012